SPECIMEN STOCK CERTIFICATE

NUMBER                                                              SHARES
PI

                      PAN-INTERNATIONAL HOLDINGS, INC.

            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                               SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

                COMMON STOCK                                 CUSIP  698072 10 5

THIS CERTIFIES THAT:

is owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.01 PAR VALUE EACH OF
                       PAN-INTERNATIONAL HOLDINGS, INC
transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                                                            COUNTERSIGNED:
                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                                 JERSEY CITY, NJ
                                                                  TRANSFER AGENT
                                                    BY:

                                                              AUTHORIZED OFFICER



SECRETARY                                                              PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common             UNIF GIFT MIN ACT -. ...............
TEN ENT-   as tenants by the entireties          Custodian ....................
JT TEN -   as joint tenants with right of            (Cust)             (Minor)
           survivorship and not as tenants   under Uniform Gifts to Minors
           in common                         Act ...................
                                                       (State)

   Additional abbreviations may also be used though not in the above list.

 For Value Received, _________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------

------------------------------------------------------------------------------
                    (PLEASE PRINT OR TYPEWRITE NAME AND
                  ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________  Shares of
the stock  represented  by the  within  Certificate,  and do hereby  Irrevocably
constitute                              and                              appoint
__________________________________________________________________  Attorney  to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.